UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive	Norwell	MA	02061-9149
(Address of Principal Executive Offices)			(Zip Code)

 Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLH	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
 Clean Harbors, Inc. (the "Company") held its 2024 annual meeting of shareholders on Wednesday, May 22, 2024, at which the Company's shareholders voted to, among other things, approve the Clean Harbors Employee Stock Purchase Plan (the "ESPP").
The ESPP provides a means for eligible employees of the Company to authorize after-tax payroll deductions on a voluntary basis to be used for the periodic purchase of the Company's common stock at a 10% discount to its fair market value. The purchase price paid by the employees will be 90% of the lower of the closing price of the Company's common stock on (i) the first trading day of the offering period or (ii) the last trading day of the offering period. The maximum aggregate number of shares of the Company's common stock that may be purchased through ESPP is 500,000 shares. Other principal features of the ESPP are described under Proposal No. 3, “Approval of Clean Harbors Employee Stock Purchase Plan,” in the Company's Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on April 10, 2024 (the “2024 Proxy Statement”). The foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.66 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
 The Company held its annual meeting of shareholders on Wednesday, May 22, 2024, at which the following matters were submitted to a vote of the shareholders. Each of the matters was described in the Company’s 2024 Proxy Statement. The votes as to each such matter were as follows:

(1)    Election of the four persons named below as Class II members of the Board of Directors of the Company to serve until the 2027 annual meeting of shareholders and until their respective successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Alan S. McKim	46,238,164	2,043,621	1,750,484
Karyn Polito	47,421,493	860,292	1,750,484
John T. Preston	44,010,402	4,271,383	1,750,484
Marcy L. Reed	47,215,306	1,066,479	1,750,484
(2)        Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as described in the 2024 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
45,905,542	2,345,660	30,583	1,750,484
(3)        Approval of Clean Harbors Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
48,237,717	29,916	14,152	1,750,484
(4)        Ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
49,493,234	512,155	26,880	—

Item 9.01.    Financial Statements and Exhibits.
 (d)    Exhibits

Exhibit Number	Description
10.66*	Clean Harbors Employee Stock Purchase Plan
104	The cover page to this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language)
*    Compensatory plan or arrangement

SIGNATURES
    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

May 23, 2024	/s/ Eric J. Dugas
Executive Vice President and Chief Financial Officer

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